Exhibit 10.1

AMENDMENT NUMBER TWELVE TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT

This AMENDMENT TWELVE TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT (this “Amendment”), dated as of August 7, 2018, is entered into by and among Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association (“Lender”), on the one hand, and Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc. (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”) on the other hand, with reference to the following facts:

A.     Borrowers and Lender previously entered into that certain Amended and Restated Business Financing Agreement, dated as of July 25, 2014, as amended by that certain Amendment Number One to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of December 31, 2014, that certain Amendment Number Two to Amended and Restated Business Financing Agreement, dated as of March 11, 2015, that certain Amendment Number Three to Amended and Restated Business Financing Agreement, dated as of June 5, 2015, that certain Amendment Number Four to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of November 13, 2015, that certain Amendment Number Five to Amended and Restated Business Financing Agreement, dated as of February 3, 2016, that certain Amendment Number Six to Amended and Restated Business Financing Agreement, dated as of March 18, 2016, that certain Amendment Number Seven to Amended and Restated Business Financing Agreement, dated as of April 20, 2016, that certain Amendment Number Eight to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of September 23, 2016, that certain Amendment Number Nine to Amended and Restated Business Financing Agreement dated as of January 23, 2017, that certain Amendment Number Ten to Amended and Restated Business Financing Agreement, dated as of June 1, 2017, and that certain Amendment Number Eleven to Amended and Restated Business Financing Agreement, dated as of June 14, 2018 (as so amended, the “Agreement”);

B.     Borrowers have requested that Lender make certain amendments to the Agreement;

C.     Lender has agreed with such requests, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.     Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.     Amendment to Section 1.1. Section 1.1 of the Agreement is hereby amended to amend and restate clause (d) thereof and to add a new clause (e) immediately after clause (d) as follows:

(d)

Non-Formula Advances. Subject to the terms and conditions of this Agreement, from the date of the effectiveness of Amendment Number Twelve until the Maturity Date, Lender will make Non-Formula Advances to Borrowers not exceeding the Non-Formula Advances Limit.

(e)

Revolving Advances. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement. It shall be a condition to each Advance that (a) an Advance Request acceptable to Lender has been received by Lender, (b) all of the representations and warranties set forth in Section 3 are true and correct on the date of such Advance as though made at and as of each such date, and (c) no Default has occurred and is continuing, or would result from such Advance.

3.     Amendment to Section 1.7. Section 1.7 of the Agreement is hereby amended and restated in its entirety as follows:

1.7

Advances and the other Obligations shall be with full recourse against Borrowers. On the Maturity Date, Borrowers will pay all then outstanding ABL Advances, Cash-Secured Advances, Non-Formula Advances and other Obligations (other than Cash-Secured Advances II) to the Lender or such earlier date as shall be herein provided. On the Cash-Secured Advances II Maturity Date, Borrowers will pay all then outstanding Cash-Secured Advances II and other Obligations to the Lender or such earlier date as shall be herein provided.

4.     Amendment to Section 2.2. A new clause (h) is hereby added at the end of Section 2.2 as follows:

(h)

Fee in lieu of Warrant. Borrower shall pay the Fee in Lieu of Warrant to Lender on the earlier of (i) the date of (a) the sale of all or substantially all of a Borrower’s assets or (b) a Change of Control, or (ii) September 30, 2018.

5.     Amendments to Section 12.1.

(a)     Section 12.1 of the Agreement is hereby amended to add the following new definitions in alphabetical order:

“Amendment Number Twelve” means that certain Amendment Number Twelve to Amended and Restated Business Financing Agreement, dated as of August 7, 2018, amending this Agreement.

“Fee In Lieu of Warrant” means a $40,000 fee in lieu of a warrant, due upon the earlier of (i) the date of (a) the sale of all or substantially all of a Borrower’s assets or (b) a Change of Control, or (ii) September 30, 2018.

“Non-Formula Advances” means an advance made by Lender to Borrowers under Section 1.2(d) of this Agreement.

“Non-Formula Advances Limit” means $2,000,000, which is intended to be the maximum amount of Non-Formula Advances at any time outstanding.

(b)     Section 12.1 of the Agreement is hereby amended to amend and restate the following definitions in their entirety as follows:

“Advance” means an ABL Advance, a Cash-Secured Advance, a Cash-Secured Advance II, or a Non-Formula Advance.

“Advance Request” means a writing in form and substance satisfactory to Lender and signed by an Authorized Person requesting either an ABL Advance, a Cash-Secured Advance, a Cash-Secured Advance II, or a Non-Formula Advance.

“Asset Coverage Ratio” means (i) the sum of (a) Borrowers’ unrestricted cash maintained on deposit at Lender (excluding proceeds of Cash-Secured Advances) plus (b) Eligible Receivables (as reported on the most recent borrowing base certificate), divided by (ii) the Obligations (excluding Cash-Secured Advances, Cash Secured Advances II, Non-Formula Advances, and Advances under the Non-Formula Sublimit).

“Facility Fee” means (a) a payment of 0.75% of the Non-Formula Advances Limit on the date of Amendment Number Twelve, and (b) a payment of an annual fee due on July 31 of each year (beginning with July 31, 2019) equal to 0.75% of the sum of (a) the ABL Credit Limit, so long any ABL Advance is outstanding or available hereunder, plus (b) the Cash Secured Credit Limit, so long as any Cash Secured Advance is outstanding or available hereunder, plus (c) the Cash Secured Credit Limit II, so long as any Cash Secured Advance II is outstanding or available hereunder, plus (d) the Non-Formula Advances Limit, so long as any Non-Formula Advance is outstanding or available hereunder.

“Finance Charge Percentage” means, (a) with respect to all ABL Advances, a rate per year equal to the Prime Rate plus one quarter of one percentage point (0.25), plus an additional 5.00 percentage points during any period that an Event of Default has occurred and is continuing, (b) with respect to all Cash-Secured Advances, a rate per year equal to the CD Rate plus two (2) percentage points, plus an additional 5.00 percentage points during any period that an Event of Default has occurred and is continuing, (c) with respect to all Cash-Secured Advances II, a rate per year equal to the CD Rate plus two (2) percentage points, plus an additional 5.00 percentage points during any period that an Event of Default has occurred and is continuing, and (d) with respect to all Non-Formula Advances, a rate per year equal to the Prime Rate plus one quarter of one percentage point (0.25), plus an additional 5.00 percentage points during any period that an Event of Default has occurred and is continuing.

“Prime Rate” means the greater of (a) (i) with respect to Finance Charges charged on ABL Advances, Cash Secured Advances, and Cash Secured Advances II, 4.75% per year, and with (ii) with respect Finance Charges charged on Non-Formula Advances, 5.00% per year, or (b) the variable per annum rate of interest most recently announced by Lender as its "Prime Rate." Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Lender’s Prime Rate

6.     Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Lender:

 (a)     Lender shall have received this Amendment, duly executed by Borrowers;

 (b)     Lender shall have received (i) that certain Acknowledgment and Agreement of Guarantor, duly executed by MILFAM II, L.P., and ALIMCO, and (ii) that certain Fourth Amended and Restated Limited Guaranty, duly executed by MILFAM II, L.P;

 (c)     Lender shall have received the Acknowledgment and Agreement of Subordinate Creditors, duly executed by Neil Subin as Personal Representative of the Estate of Lloyd I. Miller, III, MILFAM II L.P., Lloyd I. Miller, III Trust A-4, Marli B. Miller Trust A-4, and ALIMCO (“Subordinate Creditors”);

 (d)     No Event of Default or Default shall have occurred and be continuing; and

 (e)     All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement).

7.     Representations and Warranties. In order to induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender that:

 (a)     No Event of Default or Default is continuing;

 (b)     All of the representations and warranties set forth herein and in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

 (c)     This Amendment has been duly executed and delivered by Borrowers, and the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

8.     Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.     Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

10.     No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Lender and whether or not existing on the date of this Amendment.

11.     Release.

(a)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor singing the Acknowledgment and Agreement of Subordinating Creditor, hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, each certify that it has read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(b)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if it should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this release but which it does not know exist, and which, if known, would materially affect its decision to execute this Agreement, regardless of whether its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

12.     Reaffirmation of the Agreement. The Agreement as amended hereby remains in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

DETERMINE INC., a Delaware corporation

By:	/s/ John K. Nolan
Name:	John K. Nolan
Title:	CFO

DETERMINE SOURCING INC., a Delaware corporation

By:	/s/ John K. Nolan
Name:	John K. Nolan
Title:	CFO

Amendment Number Twelve to Amended and Restated Business Financing Agreement

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Joshua Converse
Name:	Joshua Converse
Title:	SVP

Amendment Number Twelve to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Fourth Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 11 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

MILFAM II L.P., a Delaware limited partnership By MILFAM LLC, a Delaware limited liability company Its General Partner

/s/ Neil S. Subin
By: Neil S. Subin
Title: Manager

Amendment Number Twelve to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Third Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 11 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

ALIMCO FINANCIAL CORPORATION f/k/a ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation

By:	/s/ Alan B. Howe
Name:	Alan B. Howe
Title:	CEO

Amendment Number Twelve to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATE CREDITORS AND ASSUMPTION OF SUBORDINATION AGREEMENT

The undersigned, each a subordinate creditor of the indebtedness of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), owing to, Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Second Amended and Restated Subordination Agreement, dated as of December 27, 2016 (the “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 11) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Subordination Agreement; and (iv) acknowledges that Lender may, subject to the terms of the Subordination Agreement, amend, restate, extend, renew or otherwise modify the Loan Documents between Borrowers and Lender, and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Subordination Agreement for all of Borrowers’ present and future indebtedness to Lender.

Each of Lloyd I. Miller, III Trust A-4 and Marli B. Miller Trust A-4 (each a “New Subordinated Creditor”) are assuming the position of, as successor in interest to, Lloyd I. Miller Trust A-4 under the Subordination Agreement. Each New Subordinated Creditor acknowledges the terms of the Agreement (as defined in the Amendment) and reaffirms and agrees to assume the Subordination Agreement, to be bound by its terms, and to be deemed a “Creditor” for all purpose thereunder.

Lloyd I. Miller, III (Deceased)

By:   /s/ Neil S. Subin

Name: Neil S. Subin

Title: Executor of the Estate of Lloyd I. Miller, III

ALIMCO FINANCIAL CORPORATION f/k/a

ALLIANCE SEMICONDUCTOR CORPORATION,

a Delaware corporation

By:        /s/ Alan B. Howe

Name:   Alan B. Howe

Title:     CEO

MILFAM II L.P.

By: MILFAM LLC

Its: General Partner

By:   /s/ Neil S. Subin

Name: Neil S. Subin

Title: Manager

Amendment Number Twelve to Amended and Restated Business Financing Agreement

Lloyd I. Miller, III Trust A-4

By:     MILFAM LLC

Its:     Investment Advisor

By:         /s/ Neil S. Subin

Name:   Neil S. Subin

Title:     Manager

Marli B. Miller Trust A-4

By:     MILFAM LLC

Its:     Investment Advisor

By:         /s/ Neil S. Subin

Name:   Neil S. Subin

Title:     Manager

Amendment Number Twelve to Amended and Restated Business Financing Agreement